UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 23, 2019 (July 25, 2019)

Viewbix Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-15746

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

14 Aryeh Shenkar Street, Herzliya, Israel	4672514
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: 1 (855) 879-8439

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On July 25, 2019, Viewbix Inc. (the “Corporation”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Original Form 8-K”), reporting, among other items that on July 25, 2019 (the “Closing Date”), the Corporation, formerly known as Virtual Crypto Technologies, Inc., completed its previously announced Share Exchange Agreement (the “Agreement”) with Algomizer Ltd. (“Algomizer”), whereby Algomizer assigned, transferred and delivered its 99.83% holdings in Viewbix Ltd. in exchange for, among other things, shares of restricted common stock of the Corporation representing 65% of the issued and outstanding share capital of the Corporation on a fully diluted basis as of the Closing Date. This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide with respect to Viewbix Ltd. the (i) unaudited interim financial statements as of and for the six-month period ended June 30, 2019 and June 30, 2018, (ii) annual financial statements as of and for the year ended December 31, 2018 and December 31, 2017, and (iii) pro forma financial statements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i) This Amendment No. 1 is made to comply with Item 9.01(a) by providing the unaudited interim financial statements of Viewbix Ltd. as of and for the six-month period ended June 30, 2019 and June 30, 2018, of which are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01(a) by reference thereto.

(ii) The audited financial statements of Viewbix Ltd. as of and for the years ended December 31, 2018 and December 31, 2017, are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference thereto.

(b) The unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2019 and for the year ended December 31, 2018, are filed herewith as Exhibit 99.3 and incorporated into this Item 9.01(b) by reference thereto.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited interim financial statements of Viewbix Ltd. as of and for the six-month period ended June 30, 2019 and June 30, 2018.
99.2	Audited financial statements of Viewbix Ltd. as of and for the years ended December 31, 2018 and December 31, 2017.
99.3	Unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2019 and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viewbix Inc.

By:	/s/ Jonathan Stefansky
Name:	Jonathan Stefansky
Title:	Chief Executive Officer

Date: September 23, 2019